UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440 Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.

On February 7, 2008, Platinum Research Organization, Inc. (the “Company”) received a letter from Arnold I. Burns notifying the Company of his immediate resignation as member of the Board of Directors of the Company. A copy of Mr. Burns’s letter to the Company is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Letter Received February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: February 13, 2008	By:	/s/ John T. (Cork) Jaeger, Jr.
Name: John T. (Cork) Jaeger, Jr.
Title: President & CEO